SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2003

FIRST FINANCIAL BANCORP.

(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 High Street
Hamilton, Ohio
(Address of principal		45011
executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 867-5240

Form 8-K	First Financial Bancorp

Item 5.     Other Event and Regulation FD Disclosure.

On December 30, 2003, First Financial Bancorp. issued a press release providing an update on recently completed initiatives, fourth quarter earnings, and the search for a new president and chief executive officer. A copy of the press release is attached as Exhibit 99.1.

Form 8-K	First Financial Bancorp

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits:

99.1 First Financial Bancorp. Press Release dated December 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.
	By:	/s/ C. Douglas Lefferson

C. Douglas Lefferson Senior Vice President and Chief Financial Officer
Date: December 31, 2003

Form 8-K	First Financial Bancorp

Exhibit Index

Exhibit No.	Description

99.1	First Financial Bancorp. Press Release dated December 30, 2003.